SUNAMERICA EQUITY FUNDS
                         SUNAMERICA FOCUSED SERIES, INC.

                        SUPPLEMENT DATED FEBRUARY 3, 2004

     TO PROSPECTUS OF SUNAMERICA FOCUSED SERIES, INC. DATED JANUARY 28, 2003


Focused Dividend Strategy Fund is not offered through this Prospectus. Therefore, all references to Focused Dividend Strategy Fund should be disregarded.

For information regarding Focused Dividend Strategy Fund, please see the SunAmerica Equity Funds Prospectus dated February 1, 2004 or contact AIG SunAmerica Fund Services, Inc. at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992, by calling 800-858-8850, or by visiting our website at www.sunamericafunds.com.

Each other Fund described in the Prospectus remains available and is offered through this Prospectus. There are no changes to these other Funds.